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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 30, 2002

                        (Date of earliest event reported)



                                EASYRIDERS, INC.

             (Exact name of registrant as specified in its charter)
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              Delaware                            001-14509                           33-0811505
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  (State or other jurisdiction of         (Primary Standard Industrial              (I.R.S. Employer
          incorporation or                Classification Code Number)              Identification No.)
           organization)

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                               28210 Dorothy Drive
                         Agoura Hills, California 91301
                                 (818) 889-8740

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

     J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                                Easyriders, Inc.
                               28210 Dorothy Drive
                        Agoura Hills, California 91301
                            (818) 889-8740, ext. 548
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


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Item 6.  Resignation of Directors.
         ------------------------

         On May 30, 2002, Joseph Jacobs, John Corrigan and Stewart Gordon resigned as directors. None of these individuals resigned because of a disagreement with the company on any matter relating to the company's operations, policies, or practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            EASYRIDERS, INC.




                                            By: /s/ J. Robert Fabregas
                                               -------------------------------

                                            Name:  J. Robert Fabregas
                                            Title: Chief Executive Officer
                                                   Chief Financial Officer

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